BLACKROCK FUNDS

SMALL CAP CORE EQUITY PORTFOLIO


SEMI-ANNUAL REPORT TO SHAREHOLDERS

MARCH 31, 2002

(UNAUDITED)

                    BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO

TOTAL NET ASSETS (3/31/02):    $1.1 million

PERFORMANCE BENCHMARK:         Russell 2000 Index

INVESTMENT APPROACH:           Pursues long-term capital appreciation by
                               investing in stocks and market sectors in a similar proportion to the benchmark. The manager initially screens for stocks from a market universe of companies with market capitalization above $100 million but below $2.5 billion. The fund will invest in stocks that the manager believes offer attractive returns through capital appreciation. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

RECENT PORTFOLIO MANAGEMENT ACTIVITY:

o In response to the market deterioration at the beginning of the period, the Federal Reserve cut interest rates 1.25%. During the period, the markets experienced an initial turnaround from previous quarters on the belief that an end to the recession was nearing. In anticipation of an economic recovery, investors initially sought exposure to cyclical sectors, as technology significantly outperformed early in the period. Hopes of playing a recovering economy, followed by worries over corporate accounting practices and increased violence in the Mideast, ultimately drove investors away from growth stocks in favor of companies trading at attractive values relative to their earnings. However, small cap value stocks, as measured by the Russell 2000 Value Index, were able to post strong gains over the entire period and lagged only their growth counterparts in performance over the fourth quarter of 2001. Small cap value stocks also performed well over the second half of the period as the index experienced returns of nearly 10%. Since its inception on January 2, 2002, the Portfolio outperformed its benchmark, posting strong absolute returns.

o As the period progressed, the Portfolio's exposure to healthcare providers and services, and information services hurt performance as stocks in these industries sold-off significantly. Despite the disappointing results from these groups, we continue to believe that these areas, particularly healthcare, possess pricing leverage and earnings visibility that could be a catalyst in unlocking the value in many of our holdings. The Portfolio's focus on company earnings relative to stock valuations helped contribute to performance later in the period. The largest positive contributions to performance were seen from Pennzoil-Quaker State and Charming Shoppes, both of which benefited from merger and acquisition activity.

o For the period, the Portfolio increased positions in the consumer services, healthcare, and financials sectors while reducing the allocation to retail, utilities and energy. Currently, the Portfolio is positioned with overweights in consumer services, healthcare, and financials. Relative to the benchmark, we are bearish, or underweight, REITs, technology and utilities. The Portfolio is managed by Wayne Archambo.

Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2002, the Portfolio is actively managed and the composition will vary.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
           SMALL CAP CORE EQUITY PORTFOLIO AND THE RUSSELL 2000 INDEX
                     FROM INCEPTION AND AT EACH MONTH END.

                               [GRAPHIC OMITTED]

             EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC]



-----------------------------------------------------------------------------------------------------------------------------------
                      INSTITUTIONAL         SERVICE          INVESTOR A         INVESTOR B         INVESTOR C          RUSSELL 2000
       Date               CLASS              CLASS              CLASS              CLASS              CLASS                INDEX
-----------------------------------------------------------------------------------------------------------------------------------
       1/2/02            $10,000            $10,000            $ 9,500            $10,000            $10,000              $10,000
      1/31/02            $ 9,940            $ 9,940            $ 9,443            $ 9,940            $ 9,940              $ 9,916
      2/28/02            $10,030            $10,030            $ 9,529            $10,030            $10,030              $ 9,564
      3/31/02            $10,680            $10,680            $10,146            $10,200            $10,574              $10,333

                            Performance as of 3/31/02


                           AVERAGE ANNUAL TOTAL RETURN
                                                                From Inception
  Institutional Class                                                6.80%
  Service Class                                                      6.80%
  Investor A Class (Load Adjusted)                                   1.42%
  Investor A Class (NAV)                                             6.80%
  Investor B Class (Load Adjusted)                                   2.30%
  Investor B Class (NAV)                                             6.80%
  Investor C Class (Load Adjusted)                                   5.73%
  Investor C Class (NAV)                                             6.80%

              PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                                BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS

                         Small Cap Core Equity Portfolio


AS OF MARCH 31, 2002 (UNAUDITED)


                                               NUMBER
                                              OF SHARES           VALUE
                                              ---------         ----------
COMMON STOCKS -- 94.2%

AEROSPACE -- 3.6%
   Gencorp, Inc.                                 1,000              15,720
   Teledyne Technologies, Inc.                     400               6,632
   United Defense Industries, Inc.(b)              600              16,080
                                                                ----------
                                                                    38,432
                                                                ----------
AIR TRANSPORTATION -- 1.6%
   Northwest Airlines Corp.(b)                     900              17,163
                                                                ----------
BANKS -- 10.1%
   Bay View Capital Corp.(b)                       950               6,498
   Colonial BancGroup, Inc.                      1,100              16,412
   Flagstar Bancorp, Inc.                          700              16,296
   Fulton Financial Corp.                          700              17,528
   Independence Community Bank Corp.               450              12,658
   Sky Financial Group, Inc.                       800              17,808
   Staten Island Bancorp, Inc.                     600              11,808
   Webster Financial Corp.                         250               9,358
                                                                ----------
                                                                   108,366
                                                                ----------
BEVERAGES & BOTTLING -- 0.9%
   PepsiAmericas, Inc.                             700              10,094
                                                                ----------
BROADCASTING -- 5.6%
   Acme Communications, Inc.(b)                  1,400              14,476
   Hearst-Argyle Television, Inc.(b)               350               8,655
   Paxson Communications Corp.(b)                  900               9,864
   Sinclair Broadcast Group, Inc. - Class A(b)   1,200              16,260
   Young Broadcasting, Inc.(b)                     400               9,996
                                                                ----------
                                                                    59,251
                                                                ----------
BUSINESS SERVICES -- 4.6%
   ADVO, Inc.(b)                                   200               8,448
   Heidrick & Struggles International, Inc.(b)     700              14,560
   Quanta Services, Inc.(b)                        800              13,832
   Watson Wyatt & Co. Holdings(b)                  450              12,307
                                                                ----------
                                                                    49,147
                                                                ----------
CHEMICALS -- 1.9%
   Cambrex Corp.                                   100               4,210
   H.B. Fuller Co.                                 200               5,990
   IMC Global, Inc.                                700              10,325
                                                                ----------
                                                                    20,525
                                                                ----------
COMPUTER & OFFICE EQUIPMENT -- 3.2%
   Ikon Office Solutions, Inc.                     500               5,860
   Imagistics International, Inc.(b)               400               6,360
   Palm, Inc.(b)                                 4,200              16,758
   Zebra Technologies Corp. - Class A              100               5,409
                                                                ----------
                                                                    34,387
                                                                ----------

                                               NUMBER
                                              OF SHARES           VALUE
                                              ---------         ----------
COMMON STOCKS (CONTINUED)

COMPUTER SOFTWARE & SERVICES -- 1.9%
   PC-Tel, Inc.(b)                                 400               3,460
   RealNetworks, Inc.                            1,500              10,530
   Vignette Corp.(b)                             1,700               5,848
                                                                ----------
                                                                    19,838
                                                                ----------
CONSTRUCTION -- 1.6%
   Granite Construction, Inc.                      300               7,383
   Insituform Technologies, Inc.(b)                400              10,108
                                                                ----------
                                                                    17,491
                                                                ----------
CONTAINERS -- 3.7%
   Packaging Corp. of America(b)                 1,000              19,790
   Silgan Holdings, Inc.(b)                        600              20,058
                                                                ----------
                                                                    39,848
                                                                ----------
ELECTRONICS -- 1.6%
   Integrated Defense Technologies, Inc.(b)        450              12,487
   Plexus Corp.(b)                                 200               4,720
                                                                ----------
                                                                    17,207
                                                                ----------
ENERGY & UTILITIES -- 1.5%
   McDermott International, Inc.(b)              1,000              15,550
                                                                ----------
ENTERTAINMENT & LEISURE -- 6.5%
   LodgeNet Entertainment Corp.(b)                 300               5,130
   Six Flags, Inc.(b)                            1,200              21,432
   Station Casinos, Inc.(b)                      1,500              24,975
   The Topps Co., Inc.(b)                          850               8,160
   WMS Industries, Inc.(b)                         500               9,500
                                                                ----------
                                                                    69,197
                                                                ----------
FINANCE -- 2.6%
   IndyMac Mortgage Holdings, Inc.(b)              700              17,290
   Raymond James Financial, Inc.                   300              10,269
                                                                ----------
                                                                    27,559
                                                                ----------
FOOD & AGRICULTURE -- 3.1%
   Bunge Ltd.                                      600              12,990
   Del Monte Foods Co.(b)                        1,500              14,595
   Delta and Pine Land Co.                         300               5,691
                                                                ----------
                                                                    33,276
                                                                ----------
INSURANCE -- 5.9%
   IPC Holdings Ltd.                               700              22,778
   RenaissanceRe Holdings Ltd.                     250              25,750
   W.R. Berkley Corp.                              250              14,370
                                                                ----------
                                                                    62,898
                                                                ----------
MACHINERY & HEAVY EQUIPMENT -- 0.4%
   Cummins, Inc.                                   100               4,723
                                                                ----------
MANUFACTURING -- 3.1%
   Cooper Tire & Rubber Co.                      1,000              21,650

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                BLACKROCK FUNDS

                             STATEMENT OF NET ASSETS

                         Small Cap Core Equity Portfolio

                                               NUMBER
                                              OF SHARES           VALUE
                                              ---------         ----------
COMMON STOCKS (CONTINUED)

MANUFACTURING (CONTINUED)
   Quicksilver, Inc.(b)                            500              10,940
                                                                ----------
                                                                    32,590
                                                                ----------
MEDICAL & MEDICAL SERVICES -- 7.0%
   American Healthways, Inc.(b)                    400              10,856
   Apria Healthcare Group, Inc.(b)                 100               2,451
   Cross Country, Inc.                             900              24,300
   DaVita, Inc.(b)                                 800              20,240
   Renal Care Group, Inc.(b)                       150               4,920
   US Oncology, Inc.(b)                            800               7,048
   VCA Antech, Inc.(b)                             400               5,400
                                                                ----------
                                                                    75,215
                                                                ----------
MEDICAL INSTRUMENTS & SUPPLIES -- 3.4%
   INAMED Corp.(b)                                 500              16,450
   Respironics, Inc.(b)                            150               4,860
   Sybron Dental Specialties, Inc.(b)              250               5,025
   Viasys Healthcare, Inc.(b)                      450              10,121
                                                                ----------
                                                                    36,456
                                                                ----------
MOTOR VEHICLES -- 1.5%
   Oshkosh Truck Corp.                             200              11,380
   Wabash National Corp.                           500               4,950
                                                                ----------
                                                                    16,330
                                                                ----------
OIL & GAS -- 4.1%
   Patterson-UTI Energy, Inc.(b)                   200               5,948
   Pennzoil-Quaker State Co.                     1,000              21,470
   Tesoro Petroleum Corp.(b)                     1,200              16,860
                                                                ----------
                                                                    44,278
                                                                ----------
PERSONAL SERVICES -- 1.3%
   Priceline.com, Inc.(b)                        2,700              14,121
                                                                ----------
PHARMACEUTICALS -- 2.0%
   Cell Therapeutics, Inc.(b)                      600              14,898
   Transkaryotic Therapies, Inc.(b)                150               6,458
                                                                ----------
                                                                    21,356
                                                                ----------
PUBLISHING & PRINTING -- 0.8%
   Pulitzer, Inc.                                  150               8,025
                                                                ----------
RESTAURANTS -- 1.0%
   Jack in the Box, Inc.(b)                        350              10,378
                                                                ----------
RETAIL MERCHANDISING -- 3.9%
   Charming Shoppes, Inc.                        1,500              11,880
   OfficeMax, Inc.(b)                              900               5,022
   Reebok International Ltd.(b)                    400              10,812
   Regis Corp.                                     500              14,040
                                                                ----------
                                                                    41,754
                                                                ----------
SECURITY BROKERS & DEALERS -- 1.7%
   Ameritrade Holding Corp. - Class A(b)         2,800              18,172
                                                                ----------

                                               NUMBER
                                              OF SHARES           VALUE
                                              ---------         ----------
COMMON STOCKS (CONTINUED)

SEMICONDUCTORS & RELATED DEVICES -- 2.8%
   Alliance Semiconductor Corp.(b)                 900              10,368
   Exar Corp.(b)                                   450               9,243
   Integrated Silicon Solution, Inc.(b)            800              10,288
                                                                ----------
                                                                    29,899
                                                                ----------
WASTE MANAGEMENT -- 1.3%
   Waste Connections, Inc.(b)                      400              13,404
                                                                ----------
TOTAL COMMON STOCKS
  (Cost $931,939)                                                1,006,930
                                                                ----------
SHORT TERM INVESTMENTS -- 2.6%
   Galileo Money Market Fund
   (Cost $27,280)                               27,280              27,280
                                                                ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $959,219(a))                             96.8%           1,034,210

OTHER ASSETS IN EXCESS OF LIABILITIES             3.2%              33,747
                                                ------          ----------
NET ASSETS (APPLICABLE TO 100,010
  INSTITUTIONAL SHARES, 10 SERVICE SHARES,
  10 INVESTOR A SHARES, 10 INVESTOR B
  SHARES AND 10 INVESTOR C SHARES
  OUTSTANDING)                                  100.0%          $1,067,957
                                                ======          ==========

NET ASSET VALUE AND REDEMPTION PRICE
PER INSTITUTIONAL, SERVICE AND INVESTOR A
SHARE ($1,067,743 / 100,030)                                        $10.67
                                                                    ======
OFFERING PRICE PER INSTITUTIONAL AND
SERVICE SHARE                                                       $10.67
                                                                    ======
MAXIMUM OFFERING PRICE PER INVESTOR A
SHARE ($10.67 / 0.950)                                              $11.23
                                                                    ======
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE (SUBJECT TO A MAXIMUM
CONTINGENT DEFERRED SALES CHARGE OF 4.5%) PER
INVESTOR B SHARE ($107 / 10)                                        $10.67
                                                                    ======
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE (SUBJECT TO A MAXIMUM
CONTINGENT DEFERRED SALES CHARGE OF 1.0%) PER
INVESTOR C SHARE ($107 / 10)                                        $10.67
                                                                    ======

(a) Cost for Federal income tax purposes is $960,612. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

    Gross  unrealized  appreciation    $85,857
    Gross unrealized depreciation      (12,259)
                                       -------
                                       $73,598
                                       =======

(b) Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK FUNDS
SMALL CAP CORE EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                       For the Period
                                                     01/02/02 (a) through
                                                          03/31/02
                                                     -------------------
                                                        (Unaudited)
Investment Income:
     Interest                                              $   302
     Dividend                                                1,287
                                                           -------
        Total investment income                              1,589
                                                           -------

Expenses:
     Investment advisory fee                                 2,420
     Administration fee                                        557
     Custodian fee                                              38
     Transfer agent fee                                         73
     Legal and audit                                         1,195
     Printing                                                   41
     Trustees' fees and officers' salary                         5
     Other                                                   1,794
                                                           -------
                                                             6,123
Less fees waived                                            (2,977)
                                                           -------
        Total expenses                                       3,146
                                                           -------
Net investment income (loss)                                (1,557)
                                                           -------


Realized and unrealized gain (loss) on investments:
   Net realized loss from investments                       (5,977)
   Change in unrealized appreciation from investments       74,991
                                                           -------
Net gain on investments                                     69,014
                                                           -------

Net increase in net assets resulting from operations       $67,457
                                                           =======

--------------------------------------------------------------------------------

(a) Commencement of operations.

                See Accompanying Notes to Financial Statements.

BLACKROCK FUNDS
SMALL CAP CORE EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              For the Period
                                                            01/02/02(a) through
Increase in net assets:                                          03/31/02
                                                            -------------------
                                                               (Unaudited)
Operations:

     Net investment income (loss)                              $   (1,557)

     Net realized loss on investments                              (5,977)

     Net unrealized gain on investments                            74,991
                                                               ----------

     Net increase in net assets resulting from operations          67,457
                                                               ----------

Capital share transactions:
     Shares sold                                                1,000,500
                                                               ----------

     Total increase in net assets                               1,067,957
                                                               ----------


Net assets:

   Beginning of period                                                 --
                                                               ----------

   End of period                                               $1,067,957
                                                               ==========

--------------------------------------------------------------------------------

(a) Commencement of operations.

                See Accompanying Notes to Financial Statements.

BLACKROCK FUNDS
SMALL CAP CORE EQUITY PORTFOLIO
FINANCIAL HIGHTLIGHTS
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------

                                                           INSTITUTIONAL CLASS    SERVICE CLASS    INVESTOR A CLASS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                For the Period     For the Period     For the Period
                                                               01/02/02(a)         01/02/02(a)        01/02/02(a)
                                                                 through             through            through
                                                                 03/31/02            03/31/02          03/31/02
                                                           -------------------    -------------    ----------------
                                                               (Unaudited)         (Unaudited)       (Unaudited)
PER SHARE OPERATING
   PERFORMANCE:

Net asset value, beginning of period                              $10.00             $10.00             $10.00
                                                                  ------             ------             ------

     Net investment income (loss)                                  (0.01)              --                 --
     Net realized and unrealized gain (loss)
        on investments                                              0.68               0.67               0.67
                                                                  ------             ------             ------
         Net increase from investment operations                    0.67               0.67               0.67
                                                                  ------             ------             ------

     Distributions from net investment income                       --                 --                 --
     Distributions from net realized gains                          --                 --                 --
                                                                  ------             ------             ------
          Total distributions                                       --                 --                 --
                                                                  ------             ------             ------

     Net asset value, end of period                               $10.67             $10.67             $10.67
                                                                  ======             ======             ======

TOTAL  RETURN                                                       6.70%              6.70%              6.70%(c)

RATIOS / SUPPLEMENTAL DATA

Net assets end of period (in thousands)                           $1,068             $ --               $ --

Ratio of expenses to average net assets                             1.30%(b)           1.60%(b)           1.77%(b)
Ratio of expenses to average net assets
   (excluding waivers)                                              2.53%(b)           2.83%(b)           3.00%(b)

Ratio of net investment income to average net assets               (0.65)%(b)         (0.95)%(b)         (1.12)%(b)
Ratio of net investment income to average net assets
  (excluding waivers)                                              (1.88)%(b)         (2.18)%(b)         (2.35)%(b)

Portfolio turnover                                                    88%                88%                88%




                                                            INVESTOR B CLASS  INVESTOR C CLASS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:               For the Period    For the Period
                                                               01/02/02(a)       01/02/02(a)
                                                                through            through
                                                               03/31/02           03/31/02
                                                            ----------------  ----------------
                                                              (Unaudited)        (Unaudited)
PER SHARE OPERATING
   PERFORMANCE:

Net asset value, beginning of period                            $10.00             $10.00
                                                                ------             ------

     Net investment income (loss)                                 --                 --
     Net realized and unrealized gain (loss)
        on investments                                            0.67               0.67
                                                                ------             ------
         Net increase from investment operations                  0.67               0.67
                                                                ------             ------

     Distributions from net investment income                     --                 --
     Distributions from net realized gains                        --                 --
                                                                ------             ------
          Total distributions                                     --                 --
                                                                ------             ------

     Net asset value, end of period                             $10.67             $10.67
                                                                ======             ======

TOTAL  RETURN                                                     6.70%(d)           6.70%(d )

RATIOS / SUPPLEMENTAL DATA

Net assets end of period (in thousands)                         $  --              $ --

Ratio of expenses to average net assets                           2.52%(b)           2.52%(b)
Ratio of expenses to average net assets
   (excluding waivers)                                            3.75%(b)           3.75%(b)

Ratio of net investment income to average net assets             (1.87)%(b)         (1.87)%(b)
Ratio of net investment income to average net assets
  (excluding waivers)                                            (3.10)%(b)         (3.10)%(b)

Portfolio turnover                                                  88%                88%

------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Annualized.
(c) Sales load not reflected in total return.
(d) Contingent deferred sales load not reflected in total return.

See Accompanying Notes to Financial Statements

BLACKROCK FUNDS
SMALL CAP CORE EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

     BlackRock FundsSM (the "Fund") was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 42 publicly-offered investment portfolios. These financial statements relate to the Fund's Small Cap Core Equity Portfolio (the "Portfolio"). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Shares of all classes of the Portfolio represent equal pro rata interest in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them. The following table provides a list of the class-specific fee arrangement as provided under the fund's Amended and Restated Distribution and Service Plan (the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.


Portfolio                                                     Share Classes
                   Institutional          Service               Investor A            Investor B         Investor C
------------------------------------------------------------------------------------------------------------------------
             Contractual  Actual  Contractual  Actual   Contractual  Actual    Contractual  Actual   Contractual  Actual
             Fees         Fees(4) Fees(1)      Fees(4)  Fees(2)      Fees (4)  Fees(3)      Fees(4)  Fees(4)      Fees(4)
------------------------------------------------------------------------------------------------------------------------
 Small Cap      None       None      0.30%      0.30%     0.50%       0.40%      1.15%      1.15%    1.15%        1.15%
Core Equity
------------------------------------------------------------------------------------------------------------------------

(1) -- the maximum annual contractual fees are comprised of a .15% service fee and .15% shareholder processing fee.
(2) -- the maximum annual contractual fees are comprised of a .10% distribution fee, .25% service fee and .15% shareholder processing fee.
(3) -- the maximum annual contractual fees are comprised of a .75% distribution fee, .25% service fee and .15% shareholder processing fee.
(4) -- the actual fees are as of March 31, 2002.

     In addition, Institutional and Service shares bear a Transfer Agent fee at an annual rate not to exceed .03% and Investor A, Investor B and Investor C shares bear a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net assets of such respective classes.

(A)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from these estimates.

     SECURITY VALUATION: Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. Portfolio securities which are primarily traded on foreign securities exchanges are normally

BLACKROCK FUNDS
SMALL CAP CORE EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

valued at the preceding closing values for such securities on their respective exchanges. If no sales are reported, as in the case of some securities traded over-the-counter, Portfolio securities are valued at the mean between the last reported bid and asked prices, or on the basis of quotations provided by a pricing service or dealer, which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.
Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Fund's Board of Trustees. As of March 31, 2002, there were no securities valued in accordance with such fair value procedures.

     DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are declared and paid quarterly for the Portfolio. Net realized capital gains, if any, are distributed at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences between generally accepted accounting principles and tax accounting principles related to the character of income and expense recognition.

     FEDERAL TAXES: No provision is made for federal taxes as it is the Fund's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of specific identification method for both financial reporting and federal income purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Expenses not directly attributable to a specific Portfolio or class are allocated among all of the Portfolios or classes of the Fund based on their relative net assets.

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

BLACKROCK FUNDS
SMALL CAP CORE EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

     FUTURES TRANSACTIONS -- The Portfolio may invest in financial futures contracts solely for the purposes of hedging their existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Portfolio invests in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or for other hedging purposes. The portfolios' futures contracts obligate a portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction. There were no futures contracts held at March 31, 2002.

     OPTION SELLING/PURCHASING -- The Portfolio may invest in financial options contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio sells or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or loss on investment transactions. The Portfolio as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no option contracts held at March 31, 2002.

BLACKROCK FUNDS
SMALL CAP CORE EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

     SECURITIES LENDING -- Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% of the market value of the securities on loan. However, due to market fluctuations, the collateral may fall under 102% of the market value of the securities on loan. On the next business day the collateral is adjusted to meet the 102% requirement based on the prior day's market fluctuations and the current day's security lending activity. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(B)  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolio. For their advisory services, BlackRock is entitled to receive fees, computed daily and paid monthly, at the annual rate of 1.00% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% of net assets in excess of $3 billion based on the Portfolio's average daily net assets.

     For the period ended March 31, 2002, advisory fees and waivers for the Portfolio were as follows:

              GROSS                                                  NET
            ADVISORY                                              ADVISORY
               FEE                       WAIVER                      FEE
               ---                       ------                      ---

             $2,420                      $2,420                      $ -

      In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into an expense limitation agreement effective February 1, 1999. The agreement sets a limit on certain of the operating expenses of each Portfolio for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to expenses charged on Portfolio assets as a whole, but not expenses separately charged to the different share classes of a Portfolio.

      If in the following two years the operating expenses of a Portfolio that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that Portfolio, the Portfolio is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if:
(1) the Portfolio has more than $50 million in assets, (2) BlackRock continues to be the Portfolio's investment adviser and (3) the Board of Trustees of

BLACKROCK FUNDS
SMALL CAP CORE EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

the Fund has approved the payments to BlackRock on a quarterly basis.

     At March 31,2002, the expense limits as a percentage of average daily net assets and amounts subject to possible future reimbursement under the expense limitation agreement are as follows:


                                                                   EXPIRING         EXPIRING      TOTAL WAIVERS SUBJECT
                                                              JANUARY 31, 2004  JANUARY 31, 2005    TO REIMBURSEMENT
                                                              ----------------  ----------------    ----------------

     Small Cap Core Equity Portfolio..............1.125%             $785            $1,635               $2,420

     BlackRock pays BFM fees for its sub-advisory services.

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc., and BlackRock act as co-administrators for the Fund. For theses services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio, at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of the Portfolio: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio.

     For the period ended March 31, 2002, administration fees and waivers for the Portfolio were as follows:

               GROSS                                                  NET
          ADMINISTRATION                                        ADMINISTRATION
               FEE                        WAIVER                      FEE

              $557                         $557                       $ -


     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for the Portfolio. PFPC serves as transfer and dividend disbursing agent.

(C)  PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term and government securities, for the period ended March 31, 2002 were $1,801,314 and $863,398 respectively.

BLACKROCK FUNDS
SMALL CAP CORE EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
(UNAUDITED)
--------------------------------------------------------------------------------

(D)  CAPITAL SHARES

     Transactions in capital shares were as follows:
                                                            For the Period
                                                           1/2/02(a) through
                                                                3/31/02
                                                           -----------------

Shares sold...............................................      100,050
                                                                =======

     As of March 31, 2002, one shareholder held approximately 100% of the outstanding shares of the portfolio.

(E) AT MARCH 31, 2002, NET ASSETS CONSISTED OF:

Capital paid-in......................................................$1,000,500

Undistributed (accumulated) net investment income (loss).............    (1,557)

Accumulated net realized loss on investment transactions.............    (5,977)

Net unrealized appreciation on investment transactions...............     74,991
                                                                          ------
                                                                      $1,067,957
--------------------------------------------------------------------------------

(a) Commencement of operations.

INVESTMENT ADVISER                        CO-ADMINISTRATOR AND TRANSFER AGENT
BlackRock Advisors, Inc.                  PFPC Inc.
Wilmington, Delaware 19809                Wilmington, Delaware 19809

CUSTODIAN                                 DISTRIBUTOR
PFPC Trust Co.                            BlackRock Distributors, Inc.
Philadelphia, Pennsylvania 19153          King of Prussia, Pennsylvania 19406

                                          CO-ADMINISTRATOR
                                          BlackRock Advisors, Inc.
                                          Wilmington, Delaware 19809

                                          COUNSEL
                                          Simpson, Thatcher & Bartlett
                                          New York, New York 10017
                                          (A partnership which includes
                                          professional corporations)

                                          INDEPENDENT ACCOUNTANTS
                                          PricewaterhouseCoopers LLP
                                          Philadelphia, Pennsylvania 19103

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The BlackRock Funds
103 Bellevue Parkway
Wilmington, DE 19809

--------------------------------------------------------------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------